UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21467

LMP Capital and Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2015

LMP

CAPITAL AND INCOME FUND INC. (SCD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed-income securities depending on the investment manager’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Capital and Income Fund Inc. for the six-month reporting period ended May 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

II	LMP Capital and Income Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded moderately during the six months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was a strong 5.0%, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.1 in December 2014, the PMI generally decelerated over much of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a moderate tailwind for the economy during the reporting period. When the period began, unemployment was 5.6%, as reported by the U.S. Department of Labor. By May 2015, unemployment was 5.5%, close to its lowest level since May 2008.

LMP Capital and Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17, 2015, after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market gained modestly over the six months ended May 31, 2015. After treading water in December 2014, the market fell sharply in January 2015. This setback was triggered by concerns over global growth and geopolitical issues. The market then moved sharply higher in February given strong investor risk appetite. After another bout of weakness in March, the market posted positive returns in April and May. All told, for the six months ended May 31, 2015, the S&P 500 Indexv gained 2.97%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvi returning 6.94% during the reporting period. Large-cap stocks, as measured by the Russell 1000 Indexvii, returned 3.41% and mid-cap stocks, as measured by the Russell Midcap Indexviii rose 4.74%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 5.15% and 2.14%, respectively, during the six months ended May 31, 2015.

Looking at the energy master limited partnership (“MLP”) market, over the six months ended May 31, 2015, the Alerian MLP Indexxi declined 8.42% compared to the 2.97% return of the S&P 500 Index. After outperforming the broader market for the first half of 2014, the Alerian MLP Index sold off as oil prices collapsed from above $100 per barrel to the March 2015 lows of around $40 per barrel. The correction in the index surprised many investors given the fee-based nature of MLPs. While the speed and magnitude of the decline were noteworthy, it is worth remembering that MLP stocks entered the oil correction at all-time highs and these demanding valuations left MLPs vulnerable. Given a precipitous decline in oil prices, we have witnessed a reduction in capital expenditures, starting in the Exploration and Production (“E&P”) segment of the market. This, in turn, has caused many management teams of midstream MLPs to lower their own growth forecasts. In the short term, MLP stocks may continue to fluctuate. But, over the long term, MLP share prices will be driven by the companies’ fundamentals and their ability to grow distributions to investors. Despite the

IV	LMP Capital and Income Fund Inc.

collapse in oil prices, we expect MLPs will continue to grow their distributions in 2015 and beyond. Our view that the MLP landscape will continue to evolve and expand over the long-term remains unchanged.

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2015?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury note was 0.47%. It was as high as 0.73% towards the end of December 2014 and again on March 6, 2015, and fell as low as 0.44% on January 15, 2015, before ending the period at 0.61%. The yield on the ten-year Treasury note began the period at 2.18% and its peak of 2.31% occurred on December 5, 2014. The yield on the ten-year Treasury was as low as 1.68% in late January/early February 2015 and concluded the period at 2.12%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive, albeit small gains, during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexxii, gained 1.09% during the six months ended May 31, 2015.

Q. How did the high-yield bond market perform over the six months ended May 31, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxiii, returned 2.57% for the six months ended May 31, 2015. High yield bonds were volatile during the reporting period. While the underlying fundamentals in the high-yield market remained generally solid and default rates were well below their long-term average, the asset class was dragged down at times, primarily due to sharply falling oil prices. However, the high-yield market rallied late in the reporting period as oil prices stabilized and investor demand improved.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xiv returned 0.55% during the six months ended May 31, 2015. While the asset class generally rose during much of the reporting period, those gains were largely offset by a sharp decline during December 2014. This setback was triggered by a number of factors, including expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Performance review

For the six months ended May 31, 2015, LMP Capital and Income Fund Inc. returned -0.03% based on its net asset value (“NAV”)xv and -1.47% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index and the S&P 500 Index, returned 1.09% and 2.97%, respectively. The Lipper Income and Preferred Stock Closed-End Funds Category Averagexvi returned 2.72% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

LMP Capital and Income Fund Inc.	V

Investment commentary (cont’d)

During this six-month period, the Fund made distributions to shareholders totaling $0.56 per share. As of May 31, 2015, the Fund estimates that 40.70% of the distributions were sourced from net investment income and 59.30% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$18.79 (NAV)	-0.03	%†
$16.47 (Market Price)	-1.47	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the fixed-income

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	LMP Capital and Income Fund Inc.

securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Fund may invest in lower-rated high yield bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher-rated obligations. The repositioning of the Fund’s portfolio may increase a shareholder’s risk of loss associated with an investment in the Fund’s shares. The Fund’s investments in MLPs subjects it to the risks of investing in MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

LMP Capital and Income Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

xii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xiii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xiv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xv

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xvi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund’s Lipper category.

VIII	LMP Capital and Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and November 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	1

Schedule of investments (unaudited)

May 31, 2015

LMP Capital and Income Fund Inc.

Security	Shares	Value
Common Stocks — 55.7%
Consumer Discretionary — 2.6%
Media — 2.6%
National CineMedia Inc.	67,000	$1,067,310
Regal Entertainment Group, Class A Shares	374,000	7,839,040	(a)
Total Consumer Discretionary		8,906,350
Consumer Staples — 1.7%
Household Products — 1.7%
Kimberly-Clark Corp.	53,000	5,769,580	(a)
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
EnLink Midstream LLC	60,000	1,986,600
Financials — 16.8%
Capital Markets — 0.7%
Apollo Global Management LLC, Class A Shares	100,000	2,220,000
Real Estate Investment Trusts (REITs) — 16.1%
Alexandria Real Estate Equities Inc.	12,100	1,122,033
American Capital Agency Corp.	168,000	3,504,480	(a)
Annaly Capital Management Inc.	400,000	4,176,000	(a)
BioMed Realty Trust Inc.	49,900	1,017,461
DCT Industrial Trust Inc.	37,500	1,226,625	(a)
EPR Properties	76,700	4,423,289	(a)
Equity Residential	19,300	1,434,376
Excel Trust Inc.	170,000	2,701,300
HCP Inc.	41,000	1,587,520	(a)
Highwoods Properties Inc.	26,000	1,090,700	(a)
Hospitality Properties Trust	119,000	3,592,610	(a)
Inland Real Estate Corp.	185,000	1,875,900	(a)
Kilroy Realty Corp.	24,000	1,657,680	(a)
Liberty Property Trust	49,000	1,712,060	(a)
Ramco-Gershenson Properties Trust	132,000	2,273,040	(a)
Regency Centers Corp.	22,000	1,389,080	(a)
Retail Properties of America Inc., Class A Shares	155,000	2,325,000
Senior Housing Properties Trust	91,000	1,820,910	(a)
Simon Property Group Inc.	6,600	1,197,240
Spirit Realty Capital Inc.	272,386	2,939,045	(a)
Starwood Property Trust Inc.	362,900	8,669,681	(a)
STORE Capital Corp.	52,500	1,095,150
Urstadt Biddle Properties, Class A Shares	85,000	1,710,200	(a)
Total Real Estate Investment Trusts (REITs)		54,541,380
Total Financials		56,761,380

See Notes to Financial Statements.

2	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

LMP Capital and Income Fund Inc.

Security	Shares	Value
Health Care — 6.0%
Pharmaceuticals — 6.0%
AstraZeneca PLC, ADR	15,000	$1,013,250
Bristol-Myers Squibb Co.	123,950	8,007,170	(a)
GlaxoSmithKline PLC, ADR	78,000	3,460,860	(a)
Merck & Co. Inc.	58,000	3,531,620	(a)
Pfizer Inc.	126,000	4,378,500	(a)
Total Health Care		20,391,400
Industrials — 7.6%
Aerospace & Defense — 3.2%
Lockheed Martin Corp.	57,650	10,849,730	(a)
Industrial Conglomerates — 0.8%
General Electric Co.	94,000	2,563,380
Trading Companies & Distributors — 2.8%
TAL International Group Inc.	266,100	9,656,769	(a)
Transportation Infrastructure — 0.8%
Macquarie Infrastructure Corp.	32,000	2,708,480	(a)
Total Industrials		25,778,359
Information Technology — 8.0%
IT Services — 0.3%
Paychex Inc.	20,000	988,200
Semiconductors & Semiconductor Equipment — 2.7%
Intel Corp.	192,000	6,616,320	(a)
Maxim Integrated Products Inc.	67,000	2,349,690
Total Semiconductors & Semiconductor Equipment		8,966,010
Software — 1.5%
Microsoft Corp.	111,000	5,201,460	(a)
Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.	10,000	1,302,800
Seagate Technology PLC	187,360	10,424,710	(a)
Total Technology Hardware, Storage & Peripherals		11,727,510
Total Information Technology		26,883,180
Materials — 0.8%
Paper & Forest Products — 0.8%
International Paper Co.	50,000	2,591,500	(a)
Telecommunication Services — 6.7%
Diversified Telecommunication Services — 4.4%
AT&T Inc.	189,000	6,528,060	(a)
Verizon Communications Inc.	167,000	8,256,480	(a)
Total Diversified Telecommunication Services		14,784,540

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

May 31, 2015

LMP Capital and Income Fund Inc.

Security		Shares	Value
Wireless Telecommunication Services — 2.3%
Vodafone Group PLC, Sponsored ADR		200,481	$7,824,774
Total Telecommunication Services			22,609,314
Utilities — 4.9%
Electric Utilities — 2.5%
Great Plains Energy Inc.		114,000	2,971,980	(a)
PPL Corp.		153,000	5,310,630	(a)
Total Electric Utilities			8,282,610
Independent Power and Renewable Electricity Producers — 0.7%
Abengoa Yield PLC		36,900	1,418,436
TerraForm Power Inc., Class A		27,000	1,083,510	*
Total Independent Power and Renewable Electricity Producers			2,501,946
Multi-Utilities — 1.7%
National Grid PLC		397,000	5,677,897	(c)
Total Utilities			16,462,453
Total Common Stocks (Cost — $142,381,628)			188,140,116

	Rate
Convertible Preferred Stocks — 19.1%
Financials — 6.0%
Real Estate Investment Trusts (REITs) — 6.0%
American Tower Corp.	5.250%	32,000	3,291,200
American Tower Corp.	5.500%	13,550	1,369,905
Health Care REIT Inc.	6.500%	117,800	7,434,358	(a)
Weyerhaeuser Co.	6.375%	151,000	8,193,260
Total Financials			20,288,723
Health Care — 1.6%
Pharmaceuticals — 1.6%
Actavis PLC	5.500%	5,150	5,458,845
Industrials — 5.4%
Industrial Conglomerates — 4.7%
United Technologies Corp.	7.500%	260,000	15,839,200
Machinery — 0.7%
Stanley Black & Decker Inc.	6.250%	22,000	2,573,780
Total Industrials			18,412,980
Utilities — 6.1%
Electric Utilities — 3.8%
Exelon Corp.	6.500%	134,000	6,473,540
NextEra Energy Inc.	5.799%	110,000	6,158,900
Total Electric Utilities			12,632,440

See Notes to Financial Statements.

4	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

LMP Capital and Income Fund Inc.

Security	Rate	Shares	Value
Multi-Utilities — 2.3%
Dominion Resources Inc.	6.125%	139,000	$7,843,770
Total Utilities			20,476,210
Total Convertible Preferred Stocks (Cost — $61,460,208)			64,636,758
Investments in Underlying Funds — 8.9%
Financials — 8.9%
Capital Markets — 8.9%
Ares Capital Corp.		604,000	10,117,000	(a)(b)
FS Investment Corp.		524,600	5,434,856	(b)
Golub Capital BDC Inc.		340,100	5,890,532	(a)(b)
TCP Capital Corp.		331,000	5,368,820	(b)
TriplePoint Venture Growth BDC Corp.		240,000	3,264,000	(a)(b)
Total Investments in Underlying Funds (Cost — $31,508,003)			30,075,208

		Shares/Units
Master Limited Partnerships — 31.7%
Diversified Energy Infrastructure — 10.8%
Energy Transfer Equity LP		154,000	10,575,180	(a)
Energy Transfer Partners LP		85,558	4,810,926	(a)
Enterprise Products Partners LP		325,000	10,536,500	(a)
Genesis Energy LP		70,000	3,404,100	(a)
Plains GP Holdings LP, Class A Shares		254,000	7,101,840	(a)
Total Diversified Energy Infrastructure			36,428,546
Financials — 7.1%
Ares Management LP		72,260	1,408,348
Blackstone Group LP		196,000	8,584,800	(a)
Och-Ziff Capital Management Group LLC		1,119,000	14,032,260	(a)
Total Financials			24,025,408
Gathering/Processing — 4.0%
Crestwood Midstream Partners LP		53,500	717,970	(a)
DCP Midstream Partners LP		110,000	4,158,000	(a)
Enable Midstream Partners LP		90,000	1,602,000
MarkWest Energy Partners LP		29,000	1,874,270	(a)
QEP Midstream Partners LP		47,000	827,670
Summit Midstream Partners LP		101,640	3,418,153	(a)
Targa Resources Partners LP		25,000	1,080,750
Total Gathering/Processing			13,678,813
General Partner — 0.7%
EQT GP Holdings LP		40,000	1,288,800	*

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2015

LMP Capital and Income Fund Inc.

Security	Shares/Units	Value
General Partner — continued
Tallgrass Energy GP LP	35,000	$1,121,750	*
Total General Partner		2,410,550
Global Infrastructure — 0.7%
Brookfield Infrastructure Partners LP	55,000	2,378,750	(a)
Liquids Transportation & Storage — 1.2%
Buckeye Partners LP	12,000	927,960
PBF Logistics LP	98,820	2,284,718
World Point Terminals LP	47,000	831,900
Total Liquids Transportation & Storage		4,044,578
Natural Gas Transportation & Storage — 2.2%
Hoegh LNG Partners LP	197,420	4,540,660
Williams Partners LP	53,736	3,002,768
Total Natural Gas Transportation & Storage		7,543,428
Offshore — 0.6%
Dynagas LNG Partners LP	110,000	2,099,900	(a)
Oil & Gas Drilling — 0.2%
Transocean Partners LLC	39,000	603,330
Oil, Gas and Consumable Fuels — 0.5%
Enviva Partners LP	80,000	1,628,800	*
Oil/Refined Products — 1.6%
CrossAmerica Partners LP	25,000	835,750
JP Energy Partners LP	128,000	1,736,960
Sunoco LP	60,000	2,772,000
Total Oil/Refined Products		5,344,710
Petrochemicals — 0.1%
Westlake Chemical Partners LP	17,700	386,568
Refining — 0.3%
Western Refining Logistics LP	32,960	972,650
Shipping — 1.7%
Golar LNG Partners LP	98,000	2,764,580	(a)
KNOT Offshore Partners LP	120,000	2,832,000
Total Shipping		5,596,580
Total Master Limited Partnerships (Cost — $82,301,427)		107,142,611
Total Investments — 115.4% (Cost — $317,651,266#)		389,994,693
Liabilities in Excess of Other Assets — (15.4)%		(52,088,408)
Total Net Assets — 100.0%		$337,906,285

See Notes to Financial Statements.

6	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

LMP Capital and Income Fund Inc.

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)	Security is a business development company (See Note 1).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

May 31, 2015

Assets:
Investments, at value (Cost — $317,651,266)	$389,994,693
Cash	5,277,745
Dividends receivable	924,222
Receivable for securities sold	8,775
Prepaid expenses	17,285
Total Assets	396,222,720

Liabilities:
Loan payable (Note 5)	55,000,000
Payable for securities purchased	2,859,158
Investment management fee payable	295,619
Directors’ fees payable	15,198
Interest payable (Note 5)	14,260
Accrued expenses	132,200
Total Liabilities	58,316,435
Total Net Assets	$337,906,285

Net Assets:
Par value ($0.001 par value; 17,983,331 shares issued and outstanding; 100,000,000 shares authorized)	$17,983
Paid-in capital in excess of par value	385,156,750
Overdistributed net investment income	(1,338,177)
Accumulated net realized loss on investments and foreign currency transactions	(118,274,607)
Net unrealized appreciation on investments and foreign currencies	72,344,336
Total Net Assets	$337,906,285

Shares Outstanding	17,983,331

Net Asset Value	$18.79

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2015

Investment Income:
Dividends and distributions	$12,033,322
Return of capital (Note 1(g))	(2,377,277)
Net Dividends and Distributions	9,656,045
Interest	704
Less: Foreign taxes withheld	(25,419)
Total Investment Income	9,631,330

Expenses:
Investment management fee (Note 2)	1,780,312
Interest expense (Note 5)	336,547
Audit and tax fees	39,773
Transfer agent fees	36,207
Directors’ fees	22,000
Legal fees	20,977
Shareholder reports	19,433
Fund accounting fees	17,425
Stock exchange listing fees	10,582
Franchise tax	6,483
Insurance	3,334
Custody fees	2,407
Miscellaneous expenses	7,195
Total Expenses	2,302,675
Net Investment Income	7,328,655

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	17,915,958
Foreign currency transactions	(36,675)
Net Realized Gain	17,879,283
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(25,485,105)
Foreign currencies	1,397
Change in Net Unrealized Appreciation (Depreciation)	(25,483,708)
Net Loss on Investments and Foreign Currency Transactions	(7,604,425)
Decrease in Net Assets from Operations	$(275,770)

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended May 31, 2015 (unaudited) and the Year Ended November 30, 2014	2015	2014

Operations:
Net investment income	$7,328,655	$20,218,053
Net realized gain	17,879,283	17,855,526
Change in net unrealized appreciation (depreciation)	(25,483,708)	15,076,169
Increase (Decrease) in Net Assets from Operations	(275,770)	53,149,748

Distributions to Shareholders From (Note 1):
Net investment income	(10,070,665)	(20,141,330)
Decrease in Net Assets from Distributions to Shareholders	(10,070,665)	(20,141,330)
Increase (Decrease) in Net Assets	(10,346,435)	33,008,418

Net Assets:
Beginning of period	348,252,720	315,244,302
End of period*	$337,906,285	$348,252,720
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(1,338,177)	$1,403,833

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(275,770)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(40,986,229)
Sales of portfolio securities	80,794,428
Net purchases, sales and maturities of short-term investments	2,781,252
Return of capital	2,377,277
Net amortization of premium (accretion of discount)	(552,465)
Decrease in receivable for securities sold	2,415,521
Decrease in dividends receivable	318,929
Increase in prepaid expenses	(7,333)
Decrease in payable for securities purchased	(2,216,796)
Decrease in investment management fee payable	(16,306)
Increase in Directors’ fees payable	13,083
Decrease in interest payable	(8,493)
Decrease in accrued expenses	(88,900)
Net realized gain on investments	(17,915,958)
Change in unrealized depreciation of investments	25,485,105
Net Cash Provided by Operating Activities*	52,117,345

Cash Flows from Financing Activities:
Distributions paid on common stock	(10,070,665)
Decrease in loan payable	(45,000,000)
Net Cash Provided by Financing Activities	(55,070,665)
Net Decrease in Cash	(2,953,320)
Cash at Beginning of Period	8,231,065
Cash at End of Period	$5,277,745

*	Included in operating expenses is cash of $345,040 paid for interest on borrowings.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	11

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2015[1,2]	2014[1]	2013[1]	2012[1]	2011[3]	2010[4]	2009[4]

Net asset value, beginning of period	$19.37	$17.53	$14.43	$13.36	$13.70	$12.44	$10.07

Income (loss) from operations:
Net investment income	0.41	1.12	0.72	0.75	0.86	0.54	0.43
Net realized and unrealized gain (loss)	(0.43)	1.84	3.50	1.41	(0.73)	1.26	2.46
Total income (loss) from operations	(0.02)	2.96	4.22	2.16	0.13	1.80	2.89

Less distributions from:
Net investment income	(0.56) [5]	(1.12)	(0.61)	(1.12)	(0.58)	(0.54)	(0.52)
Return of capital	—	—	(0.51)	—	—	—	—
Total distributions	(0.56)	(1.12)	(1.12)	(1.12)	(0.58)	(0.54)	(0.52)
Increase in net asset value due to shares repurchased in tender offer	—	—	—	0.03	0.11	—	—

Net asset value, end of period	$18.79	$19.37	$17.53	$14.43	$13.36	$13.70	$12.44

Market price, end of period	$16.47	$17.27	$15.91	$13.90	$12.23	$12.45	$10.35
Total return, based on NAV[6,7]	(0.03)%	17.43%	30.37%	17.02%[8]	1.84%[8]	14.83%	29.52%
Total return, based on Market Price[9]	(1.47)%	16.04%	23.50%	23.69%	2.80%	26.18%	42.02%

Net assets, end of period (000s)	$337,906	$348,253	$315,244	$259,491	$266,273	$410,458	$372,888

Ratios to average net assets:
Gross expenses	1.36%[10]	1.44%	1.41%	1.61%	1.53%[10]	1.49%	1.59%
Net expenses	1.36 [10]	1.44	1.41	1.61	1.53 [10]	1.49	1.59
Net investment income	4.34 [10]	6.07	4.41	5.28	5.94 [10]	4.29	3.90

Portfolio turnover rate	10%	27%	38%	51%	79%[11]	49%[11]	135%[11]

Supplemental data:
Loans Outstanding, End of Period (000s)	$55,000	$100,000	$77,000	$77,000	$73,000	$100,000	$60,000
Asset Coverage Ratio for Loan Outstanding[13]	714%	448%	509%	437%	465%	511%	721%
Asset Coverage, per $1,000 principal amount of Loan Outstanding[13]	7,144	4,483 [12]	5,094 [12]	4,370 [12]	4,648 [12]	5,105 [12]	7,215 [12]
Weighted Average Loan (000s)	$80,907	$93,614	$77,000	$75,686	$92,757	$73,589	$66,192
Weighted Average Interest Rate on Loans	0.83%	0.81%	0.84%	0.91%	0.91%	1.62%	1.44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2015 (unaudited).

[3]	For the period January 1, 2011 to November 30, 2011.

[4]	For the year ended December 31.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects an increase in net asset value due to shares repurchased in tender offers. Absent these tender offers, the total return would have been 16.78% for the year ended November 30, 2012 and 1.00% for the period ended November 30, 2011.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Annualized.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 115% for the period ended November 30, 2011, 111% and 185% for the years ended December 31, 2010 and 2009, respectively.

[12]	Added to conform to current period presentation.

[13]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

14	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Utilities	$10,784,556	$5,677,897	—	$16,462,453
Other common stocks	171,677,663	—	—	171,677,663
Convertible preferred stocks	64,636,758	—	—	64,636,758
Investments in underlying funds	30,075,208	—	—	30,075,208
Master limited partnerships	107,142,611	—	—	107,142,611
Total investments	$384,316,796	$5,677,897	—	$389,994,693

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended May 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2015, securities valued at $5,677,897 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

16	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Master limited partnerships. The Fund may invest without limit in the securities of both energy and non-energy Master Limited Partnerships (“MLPs”), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated for U.S. federal tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and the Fund’s investments in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as

18	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The Fund may invest up to 25% of its total assets in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the

20	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$40,986,229
Sales	80,794,428

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$80,453,643
Gross unrealized depreciation	(8,110,216)
Net unrealized appreciation	$72,343,427

4. Derivative instruments and hedging activities

During the six months ended May 31, 2015, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which allows the Fund to borrow up to an aggregate amount of $110,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. Prior to December 9, 2014, the Fund had a 364-day revolving credit agreement with Pershing LLC, which allowed the Fund to borrow up to an aggregate amount of $125,000,000. The interest on the loan is calculated at a variable rate based on the one-month LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on the behalf of Pershing, LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require

LMP Capital and Income Fund Inc. 2015 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended May 31, 2015 was $336,547. For the six months ended May 31, 2015, the Fund incurred no commitment fee. For the six months ended May 31, 2015, the Fund had an average daily loan balance outstanding of $80,906,593 and the weighted average interest rate was 0.83%. At May 31, 2015, the Fund had $55,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to May 31, 2015

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/19/2015	6/26/2015	$0.2800

7. Capital loss carryforward

As of November 30, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2016	$(10,249,973)
11/30/2017	(121,685,830)
11/30/2018	(3,245,411)
$(135,181,214)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

22	LMP Capital and Income Fund Inc. 2015 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Capital and Income Fund Inc. was held on March 20, 2015, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	16,120,962	283,507
Carol L. Colman	16,105,687	298,782
Daniel P. Cronin	16,111,305	293,164
Paolo M. Cucchi	16,078,239	326,230

At May 31, 2015, in addition to Robert D. Agdern, Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Kenneth D. Fuller

Leslie H. Gelb

Eileen A. Kamerick

William R. Hutchinson

Riordan Roett

LMP Capital and Income Fund Inc.	23

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

24	LMP Capital and Income Fund Inc.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

LMP Capital and Income Fund Inc.	25

LMP

Capital and Income Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

LMP Capital and Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

ClearBridge Investments, LLC

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

SCD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

FD04219 7/15 SR15-2523

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 24, 2015